STEWARD FUNDS
Steward Large Cap Enhanced Index Fund
Steward Small-Mid Cap Enhanced Index Fund
Steward Global Equity Income Fund
Steward International Enhanced Index Fund
 Steward Select Bond Fund
(“Funds”)

Supplement dated October 21, 2011
To Prospectus and Statement of Additional Information dated August 4, 2011

The Funds’ Prospectus and Statement of Additional Information dated August 4, 2011 are modified to reflect the following:

Effective October 14, 2011, Howard S. Potter, co-portfolio manager of Steward Select Bond Fund and Executive Vice President of CAMCO, has resigned his positions with Capstone Asset Management Company (“CAMCO”), adviser to the Funds, and its parent company, Capstone Financial Services, Inc. (“CFS”).  Claude Cody, the Fund’s current co-portfolio manager, will continue in that position.  Edward Jaroski, Chairman and President of the Funds, of CAMCO and of CFS, will replace Mr. Potter as co-portfolio manager of Steward Select Bond Fund.

Additional information about Mr. Jaroski’s compensation is contained in the Statement of Additional Information.

The dollar range of shares of Steward Select Bond Fund owned by Mr. Jaroski as of September 30, 2011, is $100,001-$500,000.

The number of other registered investment company accounts and private accounts, and assets in each category, managed by Mr. Jaroski as of September 30, 2011 is indicated in the following table. He does not manage any pooled investment vehicles other than registered investment companies.

Portfolio Manager	Number of Other Registered Investment Companies	Other Investment Company Assets Under Management	Number of Private Accounts	Private Account Assets Under Management	Total Assets
Edward Jaroski	0	$0	906	$1,251,734,917	$1,251,734,917